EXHIBIT 99.3

                       PREFERRED STOCK PURCHASE AGREEMENT

                  AGREEMENT dated as of March 31, 2004, by and between PET CAPITAL PARTNERS, LLC ("PET"), ABSOLUTE RETURN EUROPE FUND ("ARE"), SUSAN DEVINE ("DEVINE"), NAFT VENTURES I LLC ("NAFT"), DR. LUIS ENRIQUE MOLINA GALEANA (the "PURCHASER"), PENTHOUSE INTERNATIONAL, INC., a Florida corporation (the "GUARANTOR"), and THE MOLINA VECTOR INVESTMENT TRUST (the "MOLINA TRUST"). Each of PET, ARE and Devine is hereinafter referred to individually as a "SELLER" and collectively as the "SELLERS").

                              W I T N E S S E T H:

                  WHEREAS, the Sellers own (a) 15% Senior Notes due 2004 (the "SENIOR NOTES") issued by General Media, Inc. ("GMI"), and (b) shares of GMI Preferred Stock (the "PREFERRED STOCK);" and,

                  WHEREAS, GMI and certain of its subsidiaries (collectively the "DEBTORS") are currently debtors in a Chapter 11 case (the "BANKRUPTCY CASE") pending in the U.S. Bankruptcy Court for the Southern District of New York (the "BANKRUPTCY COURT");

                  WHEREAS, on March 4, 2004 the Debtors with the support of the Guarantor filed a First Amended Joint Plan of Reorganization (the "DEBTORS PLAN") with the Bankruptcy Court; and

                  WHEREAS, pursuant to the Plan, the Debtors propose, inter alia, to (a) pay in cash 100% of the principal amount of and accrued interest (at the default rate) and costs on all outstanding Senior Notes, and (b) reinstate the Preferred Stock in accordance with the terms thereof; and

                  WHEREAS, the Sellers and NAFT have (a) objected to the Debtors Plan for a variety of reasons, including their position that the Debtors Plan, as presently filed by Debtors, impairs the value of the Preferred Stock, and (b) filed on March 11, 2004 a revised plan of reorganization on behalf of the Sellers and NAFT (the "SELLERS' PLAN");

                  NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties hereto agree as follows:
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                  1. PURCHASE AND SALE OF PREFERRED STOCK. Upon the terms and subject to the conditions contained herein, Sellers agree to sell, and Purchaser agrees to purchase the Preferred Stock.

                  2. PURCHASE PRICE. The aggregate purchase price for the Preferred Stock shall be as set forth in SCHEDULE A annexed hereto and made a part hereof (the "PURCHASE PRICE"). The Purchase Price shall be allocated as among the Sellers as set forth on SCHEDULE A annexed hereto; provided, however, that PET shall have the right to reallocate the Purchase Price among the Sellers by written notice to the Purchaser so long as (a) no other Seller shall object in writing to such reallocation, and (b) the aggregate amount of the Purchase Price shall not be increased.

                      (a) At the "Closing" (as that term is hereinafter defined), upon (i) the execution and delivery to Purchaser of an assignment of all of Sellers' right, title and interest in and to and under the Preferred Stock, in the form of EXHIBIT G attached hereto (the "PREFERRED STOCK ASSIGNMENT"), and (ii) satisfaction of the provisions of Section 7 hereof, the Purchaser shall pay the Purchase Price allocated between the Sellers in the manner as set forth in SCHEDULE A attached hereto, by the issuance to the Sellers of promissory notes of the Purchaser (the "PURCHASER NOTES"), in such amounts and allocated between the Sellers as set forth in SCHEDULE A attached hereto.

                      (b) The Purchaser Notes shall:

                            (i) be payable as to interest only until the fourth
                      anniversary of the Closing, when the Purchaser Notes shall mature and all unpaid principal of and accrued interest on the Purchaser Notes shall be due and payable (the "MATURITY DATE");

                            (ii) bear interest prior to the second anniversary
                      of the Closing at the rate of 8% per annum, between the second anniversary and the third anniversary of the Closing at the rate of 9% per annum and between the third anniversary and the fourth anniversary of the Closing at the rate of 10% per annum interest;

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                            (iii) bear interest at the rate of 15% per annum,
                      from and after the occurrence and during the continuation of an event of default under the Purchaser Notes, and if and to the extent not paid in full by the Maturity Date;

                            (iv) be payable as to interest in cash quarterly,
                      commencing June 30, 2004;

                            (v) be subject to prepayment at any time or from
                      time to time, without prepayment penalty of any kind; and

                            (vi) be qualified in their entirety by reference to
                      the form of Purchaser Notes annexed hereto as EXHIBIT A and made a part hereof.

                  3. CLOSING. The closing of the purchase and sale of the Preferred Stock (the "CLOSING") shall take place at the offices of Milberg Weiss Bershad Hynes & Lerach LLP, One Pennsylvania Plaza, New York, New York 10119, no later than 12:00 noon New York time on April 15, 2004 (the "CLOSING DATE").

                  4. REPRESENTATIONS AND WARRANTIES OF GUARANTOR AND PURCHASER. The Guarantor and the Purchaser severally and not jointly and severally represents and warrants to Sellers as follows:

                      (a) NO VIOLATIONS; VALIDITY. No provision of any agreement, instrument or understanding, or of any order, judgment, decree, statute, rule or regulation of any court or governmental authority, to which Purchaser or the Guarantor is a party or by which he or it is bound or subject, has been or will be violated by the execution by him or it of, or the performance or satisfaction of any agreement or condition upon his or its part to be performed or satisfied under, this Agreement. This Agreement and each of the other instruments executed or to be executed by Purchaser and Guarantor pursuant to this Agreement constitutes or will constitute the valid and legally binding obligations of Purchaser and Guarantor in accordance with its terms except as enforcement may be limited by applicable bankruptcy, insolvency and other laws relating to or affecting creditors' rights generally and subject also to general principles of equity affecting the right to specific performance and injunctive relief.

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                      (b) AUTHORIZATIONS; APPROVALS. No authorization or
approval of, or filing with, or compliance with any applicable order, judgment, decree, statute, rule or regulation of, any court or governmental authority, or approval, consent, release or action of any third party, which has not been obtained, is required in connection with the execution and delivery by Purchaser and Guarantor of, or the performance or satisfaction of, any agreement of Purchaser and Guarantor contained in or contemplated by, this Agreement.

                      (c) CAPITALIZATION The authorized, issued and outstanding shares of capital stock of the Guarantor is as set forth on SCHEDULE B annexed hereto and made a part hereof. As at the Closing, in excess of 90% of the issued and outstanding shares of Series C convertible preferred stock of the Guarantor is owned by the Molina Vector Investment Trust, and such shares of Series C convertible preferred stock of the Guarantor at the Closing will have the power to elect a majority of the members of the board of directors of the Guarantor. The amended and restated certificate of incorporation of Guarantor, as amended to date, has been furnished to counsel to the Sellers.

                      (d) INVESTMENT INTENT. The Preferred Stock to be acquired by the Purchaser hereunder will be acquired for investment for Purchaser's own account and not with a view to a sale or other distribution thereof within the purview of, and none of the Preferred Stock will be offered, sold, or otherwise disposed of by Purchaser in violation of, any applicable provisions of the Securities Act of 1933, as amended (the "ACT"), any state "blue sky" or other securities laws or any rules and regulations thereunder. Purchaser acknowledges that the Preferred Stock has not been registered by the Sellers under Act, any state "blue sky" or other securities laws or any rules and regulations thereunder and are being offered and sold in reliance upon exemptions from the registration requirements of said Act and such laws. The Preferred Stock is subject to restrictions and transferability and resale and may not be transferred or resold except as permitted under said Act or such laws pursuant to registration or exemption therefrom. The Purchaser further acknowledges that he will be required to bear the financial risks of any investment in the Preferred Stock for an indefinite period of time.

                      (e) FURTHER LIMITATION OF TRANSFER. The Purchaser further acknowledges that, pursuant to the provisions of Article Fourth, Section (B)(ii) of the GMI Certificate of

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Incorporation, the Preferred Stock may not be separately transferred or assigned without the simultaneous assignment of the Senior Notes. Purchaser agrees to purchase from the Sellers the shares of Preferred Stock listed on SCHEDULE A annexed hereto, with full knowledge of such limitation and restriction on transfer of the Preferred Stock, and agrees that the Sellers shall have no obligation to Purchaser by reason of their sale of the Preferred Stock without a sale of Senior Notes; the entire risk being borne by the Purchaser.

                      (f) NO RELIANCE OR REPRESENTATIONS. Guarantor hereby represents that, as the owner of 99.5% of the common stock of GMI, and Purchaser hereby represents that, as the indirect controlling shareholder of Guarantor, it and he is fully familiar with all the affairs of the Guarantor and Debtors, and each acknowledges that neither Sellers, nor their affiliates have made any representations or warranties in connection with this Agreement or the transactions contemplated herein, except those expressly set forth in Section 5.

                      (g) MODIFIED PLAN. On or before April 30, 2004, the Guarantor and the Purchaser shall cause the Debtors to file with the Bankruptcy Court the Debtors' Second Amended and Restated Plan of Reorganization substantially in the form of EXHIBIT B annexed hereto and made a part hereof (the "MODIFIED PLAN"). The Guarantor and the Purchaser shall not permit or cause the Debtors to amend, alter or modify the Modified Plan in any manner that shall materially and adversely affect the treatment of any holders of Senior Notes of the Debtors, without in each instance, the affirmative written consent of PET, as representative of the Sellers (the "SELLERS' REPRESENTATIVE").

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                  5. REPRESENTATIONS AND WARRANTIES OF SELLERS. Each Seller
represents and warrants to Purchaser as follow:

                      (a) GOOD TITLE. It has full and unrestricted power and authority to sell, assign and transfer its Preferred Stock to Purchaser in the manner provided herein, free and clear of any liens, claims, charges, options, and encumbrances of any kind or description, subject only to the limitations set forth in Section 4(e) above.

                      (b) NO RELIANCE OR REPRESENTATIONS. Such Seller acknowledges that neither Purchaser nor his affiliates has made any representations or warranties in connection with this Agreement or the transactions contemplated herein, except those expressly set forth in Section 4.

                      (c) NO VIOLATIONS; VALIDITY. No provision of any material agreement, instrument or understanding, or of any material order, judgment, decree, statute, rule or regulation of any court or governmental authority to which such Seller is a party or by which it is bound or subject, has been or will be violated by the execution by such Seller of, or the performance or satisfaction of any agreement or condition upon its part to be performed or satisfied under, this Agreement. This Agreement and each of the other instruments executed or to be executed by such Seller pursuant to this Agreement has been duly authorized and constitutes or will constitute the valid and legally binding obligations of such Seller in accordance with its terms except as enforcement may be limited by applicable bankruptcy, insolvency and other laws relating to or affecting creditors' rights generally and subject also to general principles of equity affecting the right to specific performance and injunctive relief.

                      (d) AUTHORIZATIONS; APPROVALS. No authorization or approval of, or filing with, or compliance with any applicable order, judgment, decree, statute, rule or regulation of, any court or governmental authority, or approval, consent, release or action of any third party, is required in connection with the execution and delivery by such Seller of, or the performance or satisfaction of any agreement of such Seller contained in or contemplated by, this Agreement.

                  6. COLLATERAL TO SECURE PAYMENT OF PURCHASER NOTES. Each of the Purchaser and the Guarantor do hereby covenant and agree that, as collateral to secure payment of the Purchaser Notes, at the Closing:

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

                      (a) the Guarantor shall unconditionally individually guaranty the obligations of the Purchaser under the Purchaser Notes in accordance with the guaranty annexed hereto as EXHIBIT C-1 and made a part hereof (the "PENTHOUSE GUARANTY"),

                      (b) in his capacity as sole trustee of the Molina Trust, the Purchaser shall cause the Molina Trust to unconditionally guaranty the obligations of the Purchaser under the Purchaser Notes in accordance with the guaranty annexed hereto as EXHIBIT C-2 and made a part hereof (the "TRUST GUARANTY"),

                      (c) in his capacity as sole trustee of the Molina Trust, the Purchaser shall cause the Molina Trust to secure such Trust Guaranty by granting to the Sellers a first priority lien and security interest in and to all of the shares of Series C Preferred Stock of Purchaser that is owned of record by the Molina Trust and listed on SCHEDULE C annexed hereto and made a part hereof (the "PENTHOUSE CONTROL STOCK"). At the Closing, the Sellers, as obligees, Milberg Weiss Bershad Hynes & Lerach LLP, as pledgee, and the Molina Trust as record owner of 90.9% of the issued and outstanding Penthouse Control Stock, as pledgor, shall execute the pledge agreement in the form of EXHIBIT D annexed hereto and made a part hereof (the "PLEDGE AGREEMENT").

                      (d) At the Closing, the Purchaser and the Molina Trust shall cause to be delivered to the pledgeholder certificates evidencing all 10,500,000 shares of the Penthouse Control Stock (the "PLEDGED STOCK"), owned of record by the Molina Trust, accompanied by stock powers duly endorsed for transfer and with the signatures of the record owner of the Pledged Stock appropriately guaranteed by a bank or member firm of the New York Stock Exchange, Inc.

                  7. PAYMENT OF SENIOR NOTES. In accordance with the Modified Plan, upon the effective date thereof following final confirmation by the Bankruptcy Court of the "Debtors Final Plan," as hereinafter defined (the "EFFECTIVE DATE"), all holders of the Senior Notes, including the Sellers, shall be paid in full, by wire transfer of immediately available funds to accounts designated by the Sellers and other holders of Senior Notes, the entire then outstanding principal amount of and accrued interest (at the default rate) on all Senior Notes held by the Sellers and all other holders of such Senior Notes, together with costs associated therewith.

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

                  8. ADDITIONAL COVENANTS AND AGREEMENTS OF THE PARTIES.

                      (a) PURCHASER AND GUARANTOR COVENANTS. The Sellers do hereby condition their support of the Modified Plan and the Debtors' Final Plan, as contemplated by this Agreement, upon the Purchaser and Guarantor complying with the following covenants and agreements:

                           (i) all of the hearings in the Bankruptcy Case,
currently scheduled for March 31, 2004 and April 1, 2004, shall be adjourned until April 22, 2004, at the earliest;

                           (ii) by not later than Friday, April 9, 2004, the
Purchaser shall cause the Debtors

to file the Modified Plan with the Bankruptcy Court;

                           (iii) in no event shall the Purchaser or Guarantor
permit or cause the Debtors to

materially amend, alter or modify the Modified Plan in any manner that shall materially and adversely affect the treatment of any holders of Senior Notes or the Sellers, without in each instance, the affirmative written consent of the Sellers' Representative;

                           (iv) the Guarantor shall use its best efforts to
cause the Bankruptcy Court to hold

a hearing on or before June 30, 2004 to confirm the Modified Plan, as the same may hereafter be amended or modified in accordance with this Agreement, and which shall be supported by the Guarantor and the Purchaser (collectively, the "DEBTORS' FINAL PLAN"); and

                           (v) the Guarantor shall use its best efforts to cause
the Bankruptcy Court to execute an order confirming that the Debtors' Final Plan has become final (the "CONFIRMATION ORDER") by a date that shall be on or before July 31, 2004 or such other date thereafter as shall be reasonably practicable and acceptable to the Bankruptcy Court (the "CONFIRMATION ORDER DATE");

                      (b) SELLERS AND NAFT COVENANTS. The Purchaser and the Guarantor do hereby condition their purchase of the Preferred Stock and their agreement to grant the collateral to secure payment of the Purchaser Notes specified in this Agreement, upon the Sellers and NAFT complying with the following covenants and agreements. On or before the Closing Date, the Sellers and NAFT shall:

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

                           (i) withdraw in writing the Sellers' Plan and any and
all motions or other related objections in opposition to the Debtors Plan,

                           (ii) support the Modified Plan and the Debtors' Final
Plan, as amended or modified in accordance with this Agreement, and

                           (iii) not directly or indirectly, whether in
conjunction with any other class of creditors of the Debtors, holders of GMI Preferred Stock, or other third parties, take any action to either (A) oppose such Modified Plan or Debtors' Final Plan, as amended or modified in accordance with this Agreement, or (B) support any competing plan of reorganization sponsored by any third person, firm or corporation, at any preliminary or final confirmation hearings in connection with the Debtors Bankruptcy Case.

                  (c) ADDITIONAL COVENANTS OF THE PARTIES.

                           (i) On or before the Closing Date, the Purchaser and
Guarantor shall cause the Debtors to execute and deliver general releases to the Sellers Group (as that term is hereinafter defined) in form and substance reasonably satisfactory to the Sellers Group and their counsel, which releases shall exclude the transactions contemplated by this Agreement.

                           (ii) On or before the Closing Date, the Sellers Group
will execute and deliver to the Debtors general releases in form and substance reasonably satisfactory to the Debtors and their counsel, which releases shall exclude the transactions contemplated by this Agreement as well as the substantial contribution motion of NAFT to the extent that the same relates to the Debtors' original Plan of Reorganization and Disclosure Statement and to proposed transactions with Curtis and Vornado.

                           (iii) On or immediately following the Confirmation
Order Date, the Purchaser shall assign to the Guarantor and the Guarantor shall assume from the Purchaser all, and not less than all, of the obligations under the Purchaser Notes, all pursuant to the assumption agreement in the form of EXHIBIT E annexed hereto (the "PENTHOUSE ASSUMPTION AGREEMENT"); provided, however, that such assignment and assumption shall not release the Purchaser from his obligations under the Purchaser Notes.

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

                  9. FAILURE TO CONFIRM THE DEBTORS FINAL PLAN.

                      (a) If the Confirmation Order on the Debtors' Final Plan shall not be executed by the Bankruptcy Court by 5:00 P.M. (New York time) on August 6, 2004, whether as a result of (i) the failure or refusal of Post Advisory Group, LLC or its affiliates (collectively, "POST") or any other person, firm or corporation subsequently offering to provide exit financing to the Debtors, to provide the Debtors with $30.0 million or more of "Exit Financing" (as set forth in the Post commitment letter dated March 2, 2004), or
(ii) subject at all times to compliance by Sellers and NAFT with their covenants contained in Section 8(b)(iii) above, if, prior to August 6, 2004, a plan of reorganization shall be proposed by any person, firm or corporation that is not supported directly or indirectly by the Guarantor (a "COMPETING PLAN"), which Competing Plan offers payment to the creditors in excess of the Modified Plan (as the same may hereafter be modified or amended in accordance with this Agreement) AND GMI does not further amend such Modified Plan (as the same may hereafter be modified or amended in accordance with this Agreement) to at least match the terms of such Competing Plan, or (iii) for any other reason, then and in such event:

                           (i) the Purchaser shall withdraw his commitment to
finance the Plan, the Modified Plan or any other Debtors' Final Plan, and will not, directly or indirectly (A) propose or participate in any Section 363 sale of the assets or business of Debtors (a "363 SALE"), (B) present any plan of reorganization, or (C) support any plan of reorganization, other than a plan acceptable to PET (the "NEW PET PLAN");

                           (ii) the Guarantor shall withdraw its support of the
Plan, the Modified Plan or any other Debtors' Final Plan and support no plan other than the New PET Plan; and

                           (iii) the Guarantor shall work to cause the Debtors
to withdraw the Plan, the Modified Plan or any other Debtors' Final Plan and, instead work to cause the Debtors to propose the New PET Plan on or before September 30, 2004, or such later date as PET shall specify.

                      (b) In the event that any of the events set forth in
Section 9(a) above shall occur in the Bankruptcy Case, then and within ninety
(90) days after the occurrence of any of

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such events (the "OPTION Period"), either the Purchaser or the Sellers'
Representative shall have the right and option, exercisable upon ten (10) days prior written notice to the other parties hereto (the "REPURCHASE OPTION") to require the Purchaser to: (A) transfer back to the Sellers all shares of the Preferred Stock purchased pursuant to this Agreement and (B) repurchase all, and not less than all, of the Purchaser Notes, by the payment to the Sellers (pro-rata as among them as the dollar amount of Preferred Stock owned by each Seller set forth on SCHEDULE A hereto bears to the total amount of Preferred Stock owned by all Sellers) of the aggregate sum of Two Million Dollars ($2,000,000), payable to the Sellers by wire transfer of immediately available funds. Upon such transfer and payment, the Sellers shall deliver the Purchaser Notes to the Purchaser for cancellation and the Purchaser shall have no further obligation thereunder or hereunder. The reciprocal rights of the Purchaser or the Sellers' Representative set forth in this Section 9(b) shall expire and be of no further force or effect, unless the Repurchase Option shall have been exercised within such ninety (90) day Option Period.

                  10. CLOSING CONDITIONS.

                      (a) The obligation of the Sellers to consummate the Closing is subject to the satisfaction of all of the following conditions on the Closing Date:

                           (i) the Purchaser, Guarantor and the Molina Trust, on
the one hand, and the Sellers, Marc Bell Capital Partners, NAFT, Marc H. Bell, Daniel C. Staton, Russell Frye and Florian Homm (the "SELLERS GROUP"), on the other hand, shall exchange mutual general releases, which releases shall exclude the transactions contemplated by this Agreement;

                           (ii) The Purchaser shall have executed and delivered
to each Seller the Purchaser Notes;

                           (iii) The Molina Trust will execute the Trust
Guaranty and the Pledge Agreement;

                           (iv) The Guarantor will execute and deliver the
Penthouse Guaranty;

                           (v) The Sellers shall have duly transferred and
delivered to the Purchaser the Preferred Stock in accordance with the provisions of Section 2 above; and

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                           (vi) Each of the Purchaser and the Molina Trust shall
have executed and delivered to Sellers an appointment letter in the form of EXHIBIT F attached hereto (the "APPOINTMENT LETTER") appointing Gersten Savage Kaplowitz Wolf & Marcus, LLP as service of process agent (the "PROCESS AGENT") as provided in Section 16 hereunder, which Appointment Letter shall have been signed by Process Agent to indicate its acceptance of such appointment.


                  (b) The obligation of the Purchaser to consummate the Closing is subject to the satisfaction of all of the following conditions on the Closing
Date:

                           (i) The Sellers shall have executed and delivered to
the Purchaser the Preferred Stock Assignment; and

                           (ii) The Purchaser shall receive from the Seller
Group the mutual releases contemplated by Section 10(a)(i) above.

                  11. DIP LOAN. In accordance with the Debtors' Final Plan, the Debtors shall have arranged to retire and pay in full, by wire transfer of immediately available funds, all principal of, accrued interest on and fees related to (the "DIP LOAN PURCHASE PRICE"), the Financing Agreement dated February 10, 2004, as approved by the Bankruptcy Court by Order dated February 13, 2004 (the "DIP LOAN FACILITY"). Following the Confirmation Order Date, the Debtors shall pay the DIP Loan Purchase Price by wire transfer of immediately available funds to NAFT, as follows: Chase Bank

                           New York, New York
                           Acct # 140-094-221
                           For the Benefit of Lehman Brothers, Inc.
                           NAFT Ventures I LLC
                           831-05486-18-475

                  NAFT shall deliver such releases in respect of the Financing Agreement, all in such form and content as shall be reasonably required by Purchaser and its legal counsel.

                  12. FURTHER ASSURANCES. From and after the date of this Agreement and the Closing, each of the parties hereto shall from time to time, at the request of any other party and without further consideration, do, execute and deliver, or cause to be done, executed and delivered, all

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such further acts, things and instruments as may be reasonably requested or required more effectively to evidence and give effect to the transactions provided for in this Agreement.

                  13. ASSIGNMENT AND PARTIES IN INTEREST. This Agreement shall be binding upon, and shall inure to the benefit of and be enforceable by, the parties hereto and their respective legal representatives, successors and assigns. Except for the foregoing permitted assignments, no other person shall acquire or have any rights under this Agreement.

                  14. ENTIRE AGREEMENT; MODIFICATION; WAIVER. This Agreement contains the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes all prior negotiations and understandings, if any, and there are no agreements, representations or warranties other than those set forth, provided for or referred to herein. Neither this Agreement nor any provisions hereof may be modified, amended, waived, discharged or terminated, in whole or in part, except in writing signed by the party to be charged.

                  15. INTERPRETATION.

                  (a) GOVERNING LAW. This Agreement shall be governed and construed and enforced in accordance with the laws of the State of New York applicable to contracts made and to be performed exclusively in that State without giving effect to the principles of conflict of laws.

                  (b) INTERPRETATION. All pronouns and words used in this Agreement shall be read in the appropriate number and gender, the masculine, feminine and neuter shall be interpreted interchangeably and the singular shall include the plural and vice versa, as the circumstances may require.

                  16. JURISDICTION; SERVICE OF PROCESS. Each of the parties hereto agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby may only be brought in the federal court sitting in the State of New York or any other New York court, and each of the parties hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the

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venue of any such suit, action or proceeding in any such court or that any such suit or proceeding which is brought in any such court has been brought in an inconvenient forum. Concurrently with the execution and delivery of this Agreement, the Purchaser, the Guarantor and the Molina Trust shall execute and deliver to Sellers an Appointment Letter in form and substance of EXHIBIT F appointing Process Agent and its successors as their respective designee, appointee and agent to receive, accept and acknowledge, for and on behalf of the Purchaser, the Guarantor and the Molina Trust, service of any and all legal process, summons, notices and documents which may be served in any action, suit or proceeding relating to the Purchaser Notes, this Agreement, the Pledge Agreement or any ancillary document thereof with respect to any action filed before the courts of the United States District Court of the Southern District of New York or of the courts of the State of New York sitting in New York, Borough of Manhattan, which service may be made on any such designee, appointee and agent in accordance with legal procedures prescribed for such courts. The Purchaser, the Guarantor and the Molina Trust, agree to take any and all action necessary to continue such designation in full force and effect and should such designee, appointee and agent become unavailable for this purpose for any reason, the Purchaser, the Guarantor and the Molina Trust will immediately deliver an Appointment Letter in the form of EXHIBIT F to a new designee, appointee and agent with offices in New York, New York, reasonably satisfactory to Sellers, which shall irrevocably agree to act as such, with the powers and for purposes specified in this Section 16. The Purchaser, the Guarantor and the Molina Trust agree that service upon Process Agent as provided for herein shall constitute valid and effective personal service upon the Purchaser, the Guarantor and the Molina Trust with respect to all matters and that the failure of Process Agent to give any notice of such service to any of the Purchaser and the Molina Trust shall not impair or affect in any way the validity of such service or any judgment rendered in any action or proceeding based thereon.

                  17. HEADINGS; FACSIMILE SIGNATURES; COUNTERPARTS. The article and section headings in this Agreement are for reference purposes only and shall not define, limit or affect the meaning or interpretation of this Agreement. This Agreement may be executed by facsimile signature and in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

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

                  18. NOTICES. The parties hereby agree that all notices, requests, claims, demands and other communications hereunder shall be in writing, in English, and shall be given or made by delivery in person, by overnight courier service, or by telefax, to the respective Parties at the following addresses (or at such other address for a Party as shall be specified in a notice given in accordance with this Section 18), PROVIDED HOWEVER that Purchaser shall always maintain an address in the city of Mexico, Distrito Federal, Mexico, to receive any request for payment under this Agreement, the Guaranty or the Promissory Note:

DR. LUIS ENRIQUE MOLINA GALEANA:     SELLERS:                    NAFT:
ANL                                  6800 Broken Sound Parkway   6800 Broken Sound Parkway
Reforma 122-9 Piso                   Suite 2001                  Suite 2001
C.P. 06600                           Boca Raton, FL 33487        Boca Raton, FL 33487
Mexico D.F.                          (561) 988-1707              (561) 988-1707
Email: fermoli@anl.com.mx
Fax: 011-52-55-91-0550


         [the balance of this page intentionally left blank]

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                     PET CAPITAL PARTNERS, LLC
                                     By:    Naft Ventures I LLC, Managing Member



                                     By
                                        ----------------------------------------
                                     Name:  Marc H. Bell
                                     Title: Managing Member



                                     ABSOLUTE RETURN EUROPE FUND
                                     By:    Pet Capital Partners LLC, Attorney-
                                            in-Fact
                                     By:    Naft Ventures I LLC, Managing
                                            Member



                                     By
                                        ----------------------------------------
                                     Name:  Marc H. Bell
                                     Title: Managing Member




                                     -------------------------------------------
                                     Dr. LUIS ENRIQUE MOLINA GALEANA

                                     PENTHOUSE INTERNATIONAL INC.



                                     By
                                        ----------------------------------------
                                     Name:
                                     Title:



                                     NAFT VENTURES I LLC



                                     By:
                                        ----------------------------------------
                                     Name:  Marc H. Bell
                                     Title: Managing Member

                                     SUSAN DEVINE
                                     By:    Pet Capital Partners LLC, Attorney-
                                            in-Fact
                                     By:    Naft Ventures I LLC, Managing
                                            Member



                                     By
                                        ----------------------------------------
                                     Name:  Marc H. Bell
                                     Title: Managing Member



                                     THE MOLINA VECTOR INVESTMENT TRUST



                                     By
                                        ----------------------------------------
                                     Name:  Dr. Luis Enrique Molina Galeana
                                     Title: Trustee

                                   EXHIBIT C-2

                     UNCONDITIONAL AND IRREVOCABLE GUARANTY

The undersigned hereby unconditionally and irrevocably personally guarantees the full payment and performance, when due, of all obligations of Dr. Luis Enrique Molina Galeana, as set forth in agreement, dated as of March 31, 2004, among Pet Capital Partners LLC, Absolute Return Europe Fund, Susan Devine, Dr. Luis Enrique Molina Galeana, Penthouse International, Inc. and the undersigned (the "Purchase Agreement"). Unless otherwise defined herein, all capitalized terms used in this guaranty shall have the same meaning as is defined in the Purchase Agreement.

The undersigned hereto agrees that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby may only be brought in federal court sitting in the State of New York or any other New York court, and the undersigned hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit or proceeding which is brought in any such court has been brought in an inconvenient forum


                                     THE MOLINA-VECTOR INVESTMENT TRUST



                                     By:
                                         ---------------------------------------
                                          Name:  Dr. Luis Enrique Molina Galeana
                                          Title: Trustee


Date:  April 15, 2004